UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 11, 2012 (January 10, 2012)

CTS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Registrants' Telephone Number, Including Area Code:                                                                                                (574) 523-3800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On January 10, 2012, CTS Corporation (the "Company") entered into an amendment of its November 18, 2010 Credit Agreement with BMO Harris Bank N.A. (f/k/a Harris N.A.), as L/C Issuer and Administrative Agent; BMO Capital Markets, as Sole Book Runner and Co-Lead Arranger; Bank of America, N.A., as Co-Lead Arranger and Syndication Agent; PNC Bank, National Association; Wells Fargo Bank, N.A.; and The Northern Trust Company (the "Credit Agreement").

This amendment (the “First Amendment to Credit Agreement) provides for an increase in the revolving credit facility from $150 million to $200 million and increases the accordion feature, an amount that the revolving credit facility may be increased at the request of the Company, from $50 million to $100 million, subject to participating bank approval.  Additionally, among other covenants, the First Amendment to Credit Agreement reduced the applicable margin by 25 basis points, increased the total consideration the company may pay for non-US based acquisitions, and extended the term of the Credit Agreement through January 10, 2017.  Also under the terms of the First Amendment to Credit Agreement, Wells Fargo Bank, N.A. was designated Documentation Agent. Borrowings of $83.2 million under the Credit Agreement were refinanced under the First Amendment to Credit Agreement.

The foregoing description of the First Amendment to Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the First Amendment to Credit Agreement which is filed as Exhibit 10(a) to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information reported under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
	(a)	Financial Statements of Business Acquired. Not applicable.
	(b)	Pro Forma Financial Information. Not applicable.
	(c)	Exhibits.
The following exhibits are filed with this report:
	Exhibit No.	Exhibit Description
10(a)
First Amendment to Credit Agreement by and among CTS Corporation, the Lenders from time to time parties thereto and BMO Harris Bank N.A. (f/k/a Harris N.A.) as L/C Issuer and Administrative Agent, dated January 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION
/s/ Richard G. Cutter, III
By:	Richard G. Cutter, III
Vice President Law and Business Affairs, Corporate Secretary

Date:  January 11, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10(a)
First Amendment to Credit Agreement by and among CTS Corporation, the Lenders from time to time parties thereto and BMO Harris Bank N.A. (f/k/a Harris N.A.) as L/C Issuer and Administrative Agent, dated January 10, 2012.